Private Equity Offering	12 Months Ended
May 31, 2014
Private Equity Offering

Note 7 – Private Equity Offering

On October 23, 2013, the Company completed a private equity offering (the “Offering”). Pursuant to the Offering, the Company sold to investors a total of 11,153,850 Units at a price of $1.30 per Unit, for total gross proceeds of approximately $14.5 million. Each Unit consisted of two shares of common stock and one warrant to purchase common stock at an exercise price of $.75 per share. During the fiscal year ended May 31, 2014, the Company issued a total of 20,989,494 shares of common stock. In conjunction with the Offering, the Company also issued warrants to purchase 11,153,850 shares of common stock at the $.75 per share exercise price (see Notes 2 and 5 for a description of the warrants and offering costs related to the Offering).